Exhibit 99.1

Bridge LOAN AGREEMENT

This Bridge Loan Agreement (the “Agreement”) dated February 8, 2016, is by, between, and among PSM Holdings, Inc., a Delaware corporation (the “Borrower”), on the one hand, and Richard Carrington (the “Lender”), on the other hand.

Recitals:

WHEREAS, the Borrower is the parent company of Prime Source Mortgage, Inc., a Delaware corporation engaged in the mortgage banking and brokerage business;

WHEREAS, the Lender is an investor in Borrower and wants to provide Borrower with a bridge loan to meet its short-term capital needs for operating expenses for the Borrower and its operating subsidiary; and

WHEREAS, Borrower has indicated that it would like to borrow $125,000 and from the Lender.

THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as set forth below.

1.     Principal Loan Amount. Upon receipt of funds, Borrower promises to unconditionally pay to the order of Lender, its successors or assigns the principal amount of One Hundred Twenty Five Thousand Dollars ($125,000)(the “Loan Amount”), together with interest pursuant to this Loan Agreement and the corresponding promissory notes documenting the Loan Amount. The Lender shall wire or otherwise deliver the Loan Amount to Borrower on or before 5:00 pm EST on February 8, 2016. Repayment of the Loan Amount shall be subject to the terms and conditions of the 10% Convertible Promissory Note, the form of which is attached hereto as Exhibit A (the “Note”), to be issued to the Lender upon receipt of funds.

2.     Interest Rate. The rate of simple interest for the Loan Amount shall be TEN PERCENT (10%) per annum and will be due as provided in the Note.

3.     Warrants. For each $1.00 loaned to the Borrower, the Lender shall receive FOUR-TENTHS (0.4) of one warrant to purchase shares of common stock of the Borrower (the “Common Stock”) as set forth in the form of the warrant certificate attached hereto as Exhibit B (the “Warrants”). As an example, if a Lender loans $125,000 to the Borrower, he would receive 50,000 Warrants.

4.     Registration Rights. The Borrower hereby grants the following registration rights to the Lender:

4.1     Piggyback Registration Rights.

4.1.1     Right to Piggyback. If the Borrower proposes to undertake an offering of shares of its Common Stock for its account or for the account of other stockholders and the registration form to be used for such offering (a “Piggyback Registration”) may be used for the registration of the shares of Common Stock issuable upon exercise of the Warrants (the “Registerable Securities”), the Borrower will give prompt written notice to all holders of Registerable Securities (each a “Holder”) of its intention to effect such a registration (each, a “Piggyback Notice”) and, subject to Sections 4.1.2 and 4.1.3 hereof, the Borrower will use its best efforts to cause to be included in such registration all Registerable Securities with respect to which the Borrower has received written requests for inclusion therein within 20 days after the date of sending the Piggyback Notice. The Lender shall be provided one opportunity only to include the Registerable Securities in a Piggyback Registration.

4.1.2     Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Borrower, and the managing underwriters advise the Borrower in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner within a price range acceptable to the Borrower, the Borrower will include in such registration (a) first, the securities the Borrower proposes to sell and (b) second, the Registerable Securities requested to be included in such registration and any other securities requested to be included in such registration that are held by Persons other than the Holders of Registerable Securities pursuant to registration rights, pro rata among the Holders of Registerable Securities and the Holders of such other securities requesting such registration on the basis of the number of shares of such securities owned by each such Holder.

4.1.3     Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of Holders of the Borrower’s securities other than the Holders of Registerable Securities (the “Other Holders”), and the managing underwriters advise the Borrower in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in a orderly manner in such offering within a price range acceptable to the Other Holders requesting such registration, the Borrower will include in such registration (a) first, the securities requested to be included therein by the Other Holders requesting such registration and (b) second, the Registerable Securities requested be include in such resignation hereunder, pro rata amount the Holders of Registerable Securities requesting such registration on the basis of the number of shares of such securities owned by each such Holder.

4.1.4     Selection of Underwriters. In the case of an underwritten Piggyback Registration, the Borrower will have the right to select the investment banker(s) and managers(s) to administer the offering.

4.2           Registration Procedures.

4.2.1     Registration. The Borrower will use its reasonable best efforts to effect the registration of such Registerable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Borrower will as expeditiously as possible:

a.     Registration Statement. Prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to such Registerable Securities and use its reasonable best efforts to cause such registration statement to become effective.

b.    Amendments and Supplements. Promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required by the intended method of disposition and the terms of this Agreement and comply with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

c.     Provisions of Copies. Promptly furnished to each seller of Registerable Securities the number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such seller.

d.     Blue Sky Laws. Use its reasonable best efforts to register or qualify such Registerable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Securities owned by such seller, provided, that the Borrower will not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection; (b) subject itself to taxation in any such jurisdiction; or (c) consent to general service of process in any such jurisdiction.

e.     Prospectus Updating. Promptly notify each seller of such Registerable Shares when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any of the following events (i) the occurrence of one or more event which, individually or together, represents a fundamental change in the information contained in the prospectus included with such registration statement; (ii) any material addition or change on the plan of distribution; or (iii) any event which would cause the information in the prospectus included in such registration statement to contain an untrue statement of a material fact or omit any material fact necessary to make the statements therein not misleading. In such event, at the request of any such seller, the Borrower will promptly prepare a supplement or amendment to such prospectus.

f.     Due Diligence. Make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Borrower, and cause the Borrower’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement.

g.     Deemed Underwriters or Controlling Persons. Permit any Holder of Registerable Securities which Holder, in such Holder’s reasonable judgment, might be deemed to be an underwriter or a controlling person of the Borrower, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material in form and substance satisfactory to such Holder and to the Borrower and furnished to the Borrower in writing, which in the reasonable judgment of such Holder and its counsel should be included.

h.     Stop Orders. Promptly notify Holders of the Registerable Securities of the threat of issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose, and make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement. In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registerable Securities included in such registration statement for sale in any jurisdiction, the Borrower will use its reasonable best efforts promptly to obtain the withdrawal of such order.

4.2.2     Further Information. The Borrower may require each Holder of Registerable Securities to furnish to the Borrower in writing such information regarding the proposed distribution by such Holder as the Borrower may from time to time reasonably request.

4.2.3    Notice to Suspend Offers and Sales. Each Holder severally agrees that, upon receipt of any notice from the Borrower of the happening of any event of the kind described in Sections 4.2.1(e) and (h) hereof, such Holder will forthwith discontinue disposition of shares of Common Stock pursuant to a registration hereunder until receipt of the copies of an appropriate supplement or amendment to the prospectus under Section 4.2.1(e) or until the withdrawal of such order under Section 4.2.1(h).

4.2.4     Reference to Holders. If any such registration or comparable statement refers to any Holder by name or otherwise as the Holder of any securities of the Borrower and if, in the Holder’s reasonable judgment, such Holder is or might be deemed to be a controlling person of the Borrower, such Holder shall have the right to require (a) the insertion therein of language in form and substance satisfactory to such Holder and the Borrower and presented to the Borrower in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Borrower’s securities covered thereby and that such holdings do not imply that such Holder will assist in meeting any future financial requirements of the Borrower, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder, provided that with respect to this clause (b) such Holder shall furnish to the Borrower an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Borrower.

4.3           Registration Expenses.

4.3.1     Expense Borne by Borrower. Except as specifically otherwise provided in Section 4.3.2, the Borrower will be responsible for payment of all expenses incident to any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, road show expenses, advertising expenses and fees and disbursements of counsel for the Borrower and all independent certified public accountants and other Persons retained by the Borrower in connection with such registration.

4.3.2     Expense Borne by Selling Security Holders. Each Holder will be responsible for payment of his own legal fees (if he retains legal counsel separate from that of the Borrower), underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder.

5.            Representations of the Lender. The Lender represents and warrants to the Borrower as set forth below.

5.1     Accredited Investor. The Lender is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the SEC.

5.2    Restricted Securities. The Lender understands that neither the Note nor the Warrants (collectively the “Securities”) has been registered pursuant to the Securities Act, or any state securities act, and thus are "restricted securities" as defined in Rule 144 promulgated by the SEC. Accordingly, the Lender hereby acknowledges that he is prepared to hold the Securities for an indefinite period.

5.3     Investment Purpose. The Lender acknowledges that the Securities are being purchased for his own account, for investment, and not with the present view towards the distribution, assignment, or resale to others or fractionalization in whole or in part. The Lender further acknowledges that no other person has or will have a direct or indirect beneficial or pecuniary interest in the Securities.

5.4     Limitations on Resale; Restrictive Legend. The Lender acknowledges that he will not sell, assign, hypothecate, or otherwise transfer any rights to, or any interest in, the Securities except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the Borrower, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder. The Lender also acknowledges that an appropriate legend will be placed upon the Note and the Warrants stating that the Securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof.

5.5     Information. The Lender has been furnished (i) with all requested materials relating to the business, finances, and operations of the Borrower; (ii) with information deemed material to making an informed investment decision; and (iii) with additional requested information necessary to verify the accuracy of any documents furnished to the Lender by the Borrower. Such person has been afforded the opportunity to ask questions of the Borrower and its management and to receive answers concerning the terms and conditions of this transaction.

5.6      Documents. The Lender has received or had reasonable access to: (i) the Borrowers most recent annual report on Form 10-K for the year ended June 30, 2013; and (ii) each other periodic or other report filed by the Borrower with the SEC since the filing of such annual report. Such person has relied upon the information contained therein and has not been furnished any other documents, literature, memorandum, or prospectus.

5.7     Knowledge and Experience in Business and Financial Matters. The Lender has such knowledge and experience in business and financial matters that he is capable of evaluating the risks of the prospective investment, and that the financial capacity of such party is of such proportion that the person’s proportion of the Loan Amount would not be material when compared with his total financial capacity.

6.           Miscellaneous Provisions.

6.1     Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing (including electronic format) and shall be effective (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) at the facsimile number designated below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); (iii) by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iv) upon three business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party hereto in accordance herewith.

If to Borrower at:	PSM Holdings, Inc.
1109 N. Bryant Ave., Ste. 110
Edmond, OK 73034
Attn: Kevin Gadawski, President
Facsimile No.: (405) 753-1904
Email: kgadawski@psmortgage.com

With a copy (which shall not constitute notice) to:	Ronald N. Vance
The Law Office of Ronald N. Vance & Associates, P.C.
1656 Reunion Avenue
Suite 250
South Jordan, UT 84095
Facsimile No. (801) 446-8803
Email Address: ron@vancelaw.us

If to Lender at:	Richard Carrington
6001 River Oaks Rd.
Edmond, OK 73013
Facsimile No.:
Email Address: rcarrington@amswmtg.com

6.2     Attorneys’ Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or he may be entitled.

6.3     Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between or among the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the parties or the applicable parties to be bound by such amendment. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

6.4     Survival of Covenants, Etc. All covenants, representations and warranties made herein shall survive the making of this Agreement and shall continue in full force and effect for a period of two years from the termination date of this Agreement, at the end of which period no claim may be made with respect to any such covenant, representation, or warranty unless such claim shall have been asserted in writing to the violating party during such period.

6.5     Binding on Successors. This Agreement will be binding on, and will inure to the benefit of, the parties to it and their respective successors, and assigns.

6.6     Governing Law and Venue. This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Oklahoma (without giving effect to any choice or conflict of law provisions), and any and all actions to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction in the State of Oklahoma and in no other place.

6.7     Rights Are Cumulative. The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law. No delay or failure on the part of a party in the exercise of any power or right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

6.8     Severability. If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the parties if the essential terms and conditions of this Agreement for each party remain valid, binding and enforceable.

6.9     Drafting. This Agreement was drafted with the joint participation of the parties and/or their legal counsel. Any ambiguity contained in this Agreement shall not be construed against any party as the draftsman, but this Agreement shall be construed in accordance with its fair meaning.

6.10     Headings. The descriptive headings of the various paragraphs or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

6.11     Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, and neuter.

6.12     Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one instrument. Delivery of an executed counterpart of this Agreement by facsimile or email shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or email also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

6.13     Exhibits. Each of the exhibits referenced in this Agreement is annexed hereto and is incorporated herein by this reference and expressly made a part hereof.

6.14     Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE

IN WITNESS WHEREOF, each of the undersigned has executed this Loan Agreement the respective day and year set forth below:

BORROWER:	PSM Holdings, Inc.

Date: February 8, 2016	By	/s/ Kevin Gadawski
Kevin Gadawski, President and CEO

LENDER:

Date: February 8, 2016	/s/ Richard Carrington
Richard Carrington

Exhibit A

Promissory Note

SEE ATTACHED

Exhibit B

Warrant Certificate

SEE ATTACHED